Organization and Principal Activities	12 Months Ended
Dec. 31, 2025
Organization and Principal Activities [Abstract]
ORGANIZATION AND PRINCIPAL ACTIVITIES

NOTE 1 — ORGANIZATION AND PRINCIPAL ACTIVITIES

Prior to the Business Combination, on April 29, 2021, A SPAC I Acquisition Corp. (“ASCA”), was incorporated as a British Virgin Islands business company, specifically a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more target businesses.

The Business Combination

On February 15, 2023, ASCA entered into the Merger Agreement (as amended on June 12, 2023 and December 6, 2023, the “Merger Agreement,” and the transactions contemplated thereunder, the “Business Combination”) with A SPAC I Mini Acquisition Corp., Merger Sub, NewGenIvf Limited, a Cayman Islands exempted company (“Legacy NewGenIvf”) and certain shareholders of Legacy NewGenIvf. Pursuant to the Merger Agreement, the Business Combination was effected in two steps: (i) ASCA was reincorporated to the British Virgin Islands by merging with and into A SPAC I Mini Acquisition Corp. (such transaction, the “Reincorporation Merger”) and then the listed company was renamed as NewGenIvf Group Limited; and (ii) Merger Sub merged with and into Legacy NewGenIvf, resulting in Legacy NewGenIvf being a wholly-owned subsidiary of the Company (such second step in isolation, the “Acquisition Merger”). The surviving entity of the Business Combination, together with its subsidiaries is referred to in this prospectus as “NewGenIvf,” the “Company,” “we,” “our,” or “us,” unless the context otherwise requires.

On June 12, 2023, the parties to the Merger Agreement entered into the First Amendment to Merger Agreement (the “First Amendment”), pursuant to which Legacy NewGenIvf agreed to provide non-interest bearing loans in an aggregate principal amount of up to $560,000 (the “Loan”) to ASCA to fund any amount that would be required in order to further extend the period of time available for ASCA to consummate a business combination and for ASCA’s working capital, payment of professional, administrative and operational fees and expenses, and other purposes as mutually agreed by ASCA and Legacy NewGenIvf. Such loans were to become repayable upon the closing of the Acquisition Merger. In addition, pursuant to the First Amendment, subject to receipt of at least $140,000 as part of the Loan from Legacy NewGenIvf, ASCA agreed to waive its termination rights and the right to receive any break-up fee due to Legacy NewGenIvf’s failure to deliver audited financial statements by no later than February 28, 2023.

On December 6, 2023, the parties to the Merger Agreement entered into the Second Amendment to the Merger Agreement (the “Second Amendment”) which amended and modified the Merger Agreement to, among other things, (i) reduce the size of NewGenIvf’s board of directors following the consummation of the Business Combination to five (5) directors, two (2) of whom would be executive directors designated by NewGenIvf and three (3) of whom will be designated by NewGenIvf to serve as independent directors in accordance with Nasdaq requirements, (ii) provide for the conversion of NewGenIvf shares issued by NewGenIvf following the original date of the Merger Agreement into Class A Ordinary Shares in connection with the Acquisition Merger, and (iii) remove the condition that ASCA have in excess of $5,000,000 in net tangible assets immediately after the consummation of the Business Combination.

On April 3, 2024, the Business Combination was consummated with the Company as the surviving entity.

The following is an organization chart of the Company and its subsidiaries as of December 31, 2025:

The Company’s subsidiaries are detailed in the table as follows:

Name	Background	Ownership %	Principal activity
NewGenivf Limited	● A Cayman Islands company ● Incorporated on 16 January, 2019	100%	Investment holding
FFPGS (HK) Limited	● A Hong Kong company ● Incorporated on December 19, 2019	100%	Marketing and administrative services
Well Image Limited	● A Hong Kong company ● Incorporated on July 11, 2008	100%	Investment holding
Med Holdings Limited (“Med Holdings”) (Note)	● A Thailand company ● Incorporated on January 21, 2015	49%*	Investment holding
First Fertility PGS Center Limited (“FFC”) (Note)	● A Thailand company ● Incorporated on March 6, 2014	74%	Provision of IVF treatment
First Fertility Phnom Penh Limited (“FFPP”)	● A Cambodia company ● Incorporated on August 10, 2015	100%	Provision of IVF treatment
Bi Clinic Ltd (“FFBi”)	● A Kyrgyzstan company ● Incorporated on December 16, 2021 ● Acquired on December 17, 2024	100%	Provision of IVF treatment, surrogacy and ancillary caring services
MicroSort Lab Services LLC	● A US company ● Incorporated on June 16, 2025	100%	Specialized applications, in provision of IVF treatment
NewGenDigital Limited	● A BVI company ● Incorporated on January 21, 2025	100%	Investment Holding
NewGenProperty Limited	● A BVI company ● Incorporated on September 18, 2025	100%	Investment Holding
HyFi Innovations Limited	● A Hong Kong company ● Incorporated on October 20, 2025	100%	Tokenization Service
Incorporated subsequent to the financial year end:

NewGenBiz Limited	● A BVI company ● Incorporated on January 13, 2026	100%	Investment Holding
NewGenOman Limited	● A BVI company ● Incorporated on February 2, 2026	100%	Investment Holding
Alfred Siu Charitable Foundation Limited	● A Hong Kong Foundation ● Incorporated on February 27, 2026	100%	Charitable activities

The following subsidiary was disposed during the year

深圳前海豐泰仁匯健康科技有限公司 (Shenzhen Qianhai Fengtai Renhui Health Technology Co., Ltd.)	● A PRC China company ● Disposed on July 29, 2025	100%	Marketing services

*	Where less than 50% of the equity of an investee is held, the Company (through its subsidiaries) holds significantly more voting rights than any other vote holder or organized company of vote holders. An assessment has been made, taking into account all the factors relevant to the relationship with the investee, to ascertain control has been established and the investee should be consolidated as a subsidiary of the Company.

Note:

According to Thailand’s Foreign Business Act (the “FBA”), the majority shareholdings of limited company incorporated in Thailand is required to be owned by Thai nationals.

With reference to the capital structure and voting rights structure of ordinary shares and preference shares (the “Share Structure”) of Med Holdings and FFC, all the preference share capital shall be owned by a Thai national. No preference shares, however, have been issued to date. The ordinary shares and preference shares have the same rights and status in all respects except for the distribution of profits by way of dividends with details as follow:

(a)	Dividends from profits of Med Holdings and FFC shall be allocated to the holders of preference shares at a rate fixed from time to time by the board of directors prior to allocating to the holders of ordinary shares. In any event, such dividends to be allocated to the holders of preference shares shall not exceed 15% of the total amount of dividends declared from time to time;

(b)	After allocation of dividends as per (a) above, the rest of the dividends shall be distributed equally amongst the holders of ordinary shares according to their shareholding ratio;
(c)	The holders of preferred shares shall be entitled to dividends only in respect of the years for which the Company has declared a dividend payment, and there shall be no cumulative dividends; and

(d)	Dividends allocated to the holders of preferred shares in each year shall be limited at the rate as stated in (a) only. No additional dividends shall be paid to the holders of preferred shares.

Based upon the management’s judgement on the Shares Structure, as the Company is able to exercise majority voting power in any board meeting, the Company accounts for Med Holdings and FFC as subsidiaries on the ground that the Company is able to control Med Holdings and FFC by exercising its majority voting power in any board meetings.

On April 17, 2024, the Company entered into a non-binding term sheet (the “Non-Binding Term Sheet”) with European Wellness Investment Holdings Limited (“EWIHL”) for (i) the potential acquisition of the entire equity interest of EWIHL by the Company for a consideration of US$268,000,000 to be payable by issuing 53,600,000 ordinary shares of the of the Company to the shareholder(s) of EWIHL or its associate and (ii) the fund-raising activity by the Company from public or private shareholders, and in a form mutually acceptable to the parties, including structured equity investment for up to US$30 million. On December 11, 2024, NewGenIvf announced its entry into a binding term sheet with European Wellness Investment Holdings Limited (“EWIHL”) for the above proposed reverse merger, completion of which was subject to, among other conditions, the completion of due diligence, the negotiation of a definitive agreement, and obtaining adequate financing. On March 31, 2025, the Company terminated the binding term sheet with healthcare company EWIHL regarding their previously announced reverse merger transaction on the grounds of non fulfilment of certain criteria as contained in the term sheet.

On May 24, 2024, the Company received a deficiency letter from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company of its non-compliance with two (2) listing requirements for continued listing on Nasdaq pursuant to Nasdaq Listing Rules. On November 21, 2024, a delisting notice was received from the continued non-compliance. The Company had filed to appeal the delisting determination and undertook several strategic actions to regain compliance with Nasdaq’s listing require. On February 27, 2025, the Company received approval for the transfer of the Company’s securities from the Nasdaq Global Market to the Nasdaq Capital Market and on March 10, 2025 met its compliance with the listing requirements thereof.

On June 3, 2024, the Company announced the execution of a non-binding term sheet (the “Term Sheet”) regarding a proposed reverse merger (the “Proposed Transaction”) with pharmaceutical company COVIRIX Medical Pty Ltd (“COVIRIX”). The consideration was to be settled by way of the issuance of issue 102,890,000 of its ordinary shares to the shareholder(s) of COVIRIX or their respective nominees (the “COVIRIX Shareholders”) in exchange for 100% equity interest of COVIRIX, at a deemed price per share of US$6, representing an aggregate amount of US$617,340,000. Simultaneously, it is proposed that COVIRIX undertakes to introduce investors to raise US$6 million at US$6 per share for NIVF, in a form mutually acceptable to both NewGen and COVIRIX. Following stockholder approval of the Proposed Transaction, COVIRIX Shareholders are expected to hold approximately 85.8% equity interest in NewGen. However, on September 21, 2024, COVIRIX withdrew from the Proposed Transaction, as such the Proposed Transaction was terminated with no cost to the Company.

On August 7, 2024, the Company entered into a Securities Purchase Agreement with certain investors named therein (collectively, the “Buyers”), pursuant to which, amongst other things: (i) the Company agreed to sell, at an initial closing with JAK Opportunities VI LLC (“JAK” and such initial closing, the “Initial Closing”), pursuant to which the Company agreed to sell to JAK (a) a senior convertible note (the “Initial Note”) in the aggregate original principal amount not exceeding $1,100,000), and which terms are further set forth below under the subheading “(ii) Initial Closing with JAK”), (b) a warrant to purchase 1,325,301 Class A Ordinary Shares of the Company, no par value (“Class A Shares” and such warrant, the Series A Warrant), and (c) a warrant to purchase 180,722 Class B Ordinary Shares of the Company, no par value (“Class B Shares” and such warrant, the Series B Warrant, and the Series B Warrants, together with the Series A Warrants, the “Warrants”); and (ii) the Company may require each Buyer (or each Buyer may require the Company, as applicable) to participate in the sale of (a) one or more additional convertible notes (which aggregate original principal amount for all additional convertible notes shall not exceed $9,500,000) (the “Additional Notes,” and, together with the Initial Note, the “Notes”).

On August 12, 2024, the Company and JAK consummated the Initial Closing. The Initial Note sold to JAK in connection with the Securities Purchase Agreement bears an interest rate of 14.75% per annum and is convertible into the Company’s Class A Shares as follows: the Conversion Amount (as defined below) into validly issued, fully paid and non-assessable Class A at the Conversion Rate determined by dividing the aggregate of the principal sum plus the interest rates (including late interest charges, if any) and the Make-Whole Amount, if any, by conversion price of $0.83.

At the Initial Closing, the Company also sold to JAK a Series A Warrant to purchase 1,325,301 Class A Shares and a Series B Warrant to purchase 180,722 Class B Shares subject to Reverse Stock Split adjustments

Additionally, in connection with the Securities Purchase Agreement, the Company entered into amendment and exchange agreements with certain holders of its convertible promissory notes (the “Existing Notes” and each of such amendment and exchange agreements, “Amendment and Exchange Agreement”), pursuant to which the Company will exchange the Existing Notes by issuing, among other things, (i) senior convertible notes in the aggregate principal amount of $2,700,000 (the “Exchange Notes”) and (b) a series of warrants to initially acquire up to a certain number of ordinary shares to the holders of the Existing Notes set forth therein or in the Amendment and Exchange Agreement (the “Exchange Warrants”)

On August 28, 2024, the Company consummated the second tranche of its debt financing under the terms of the Securities Purchase Agreement. At the closing of the second tranche, the Company sold to JAK Opportunities VI LLC (“JAK”) a senior convertible note (the “Note”) in the principal amount of $500,000.

On November 11, 2024, the Company consummated the third tranche of its debt financing under the terms of the Securities Purchase Agreement (“SPA”) referenced in the current report on Form 6-K filed with the United States Securities and Exchange Commission (the “SEC”) on August 16, 2024. The Form 6-K filed with the SEC on August 16, 2024 is incorporated by reference herein. Pursuant to the terms of the SPA, the Company may elect at the second additional mandatory closing to sell and the institutional investor party to the SPA shall be required to purchases, subject to certain conditions, an additional note (“Second Additional Mandatory Note”) in the principal amount of $1,500,000, after the effective date of the Registration Statement (as defined in the SPA). The sale of the Second Additional Mandatory Note resulted in $1,395,000 of gross proceeds to the company before fees and expenses. The Notes bears an interest rate of 14.75% per annum and may be adjustable from time to time pursuant to its terms, with maturity at the 4.5 years anniversary of the date of issuance, subject to extension at the option of the holders in certain circumstances. The Second Additional Note are convertible at any time, at an initial conversion price of $0.658.

On November. 18, 2024, the Company entered into a binding term sheet (the “Term Sheet”) with White Lion Capital, LLC, (“White Lion”) a California-based institutional investor focused on high-growth, early-stage public companies, setting out the principal terms and conditions for a $100 million equity line of credit, expandable to $500 million. Pursuant to the Term Sheet, NewGen will have the option, but not the obligation, to sell to White Lion up to $100.0 million in shares of common stock over an initial 36-month period, with the potential to increase to $300.0 million upon substantial M&A or merger activity, and further to $500.0 million after $250.0 million has been drawn.

On February 28, 2025, the Company completed its acquisition of the MicroSort business from Genetics & IVF Institute, Inc. (“GIVF”). Pursuant to a Purchase Agreement dated January 21, 2025 between the Company and GIVF (“Purchase Agreement”), the Company purchased all of the Assets (as defined in the Purchase Agreement) and IP Licenses (as defined in the Purchase Agreement) relating to the MicroSort business from GIVF for a total cash consideration of for US$5 million, which was satisfied through a combination of US$750,000 in cash and the issuance of 2,500,000 ordinary shares (as was adjusted to 42 ordinary shares after all the Reverse Stock Splits done as of this Report date at date of completion) at a deemed value of US$1.70 per share.

On February 18, 2025, the Company entered into a cooperation agreement with FERTILITY GROUP LLC (“BOBCARE”) to jointly develop fertility services in the Kyrgyzstan market. The collaboration aims to combine NewGen’s technical expertise in fertility treatments with BOBCARE’s market resources in the region. This strategic partnership is anticipated to contribute to NewGen’s market presence over the next three years, improving the competitive position of both parties in the Kyrgyzstan market. Both companies will work together on several initiatives, including enhancing clinical protocols and patient management systems, knowledge exchange between fertility specialists, coordinated marketing and brand-building activities in Kyrgyzstan, and developing specialized fertility treatment options for the regional market.

On March 31, 2025, the Company’s Board approved certain amendments to its Share Incentive Plan of 2024, the awards of which are valid for a period of 10 years from March 28, 2025, whereby the maximum aggregate number of shares with respect to which Awards may be granted under the Plan shall be 1,054,260 Shares (351 ordinary shares as adjusted for reverse stock splits in May 2025, August 2025, December 2025, January 2026 and March 2026) and has been increased in March 2026 by the Board to 454,812 ordinary shares (113,703 ordinary shares as adjusted by reverse stock split in 16 March 2026) of the Company, which may be increased from time to time as determined by the Board or Committee of the Board, in an amount equal to 20% of the then outstanding ordinary shares of the Company at the time of such increase. On May 27, 2026, the Company’s Board approved the replenishment of the Share Incentive Plan such that the maximum aggregate number of ordinary shares with respect to which awards may be granted under the Plan be increased to 20% of the total outstanding ordinary shares, which was 555,584 ordinary shares. Shares may be made available from Shares held in treasury or authorized but unissued shares of the Company not reserved for any other purpose. To date, 113,702 ordinary shares have been awarded under this Plan.

On April 1, 2025, the Company entered into a new Securities Purchase Agreement (“2025 Securities Purchase Agreement”) with JAK, pursuant to which, amongst other things: (i) the Company agreed to sell, at an initial closing, a senior convertible note in the aggregate original principal amount not exceeding $3,200,000, convertible into Class A Ordinary Shares pursuant to its terms; and (ii) the Company may require JAK (or JAK may require the Company, as applicable) to participate in the sale of one or more additional convertible notes (which aggregate original principal amount for all additional convertible notes shall not exceed $25,600,000).

The 2025 Securities Purchase Agreement is filed as Exhibit 4.1 of the Company’s current report on Form 6-K dated April 3, 2025 and is incorporated by reference herein. The first tranche of $3,200,000 was received on June 3, 2025

On April 2, 2025 and July 16, 2025, the Company consummated the fourth and fifth tranche of its debt financing under the terms of its existing Securities Purchase Agreement with the investor, At the closing of the fourth and fifth tranche, the Company sold to the investor a senior convertible note in the principal amount of $2,000,000 each. The Note bears an interest rate of 14.75% per annum and may be adjustable from time to time pursuant to its terms. The funding from these arrangements with the investor is intended to be used to finance the establishment of a fertility clinic in Dubai.

On July 24, 2025, NewGenIvf signed a Purchase Agreement to acquire the Nodexus business which included certain tangible assets, company domain and six patents from Nodexus Inc, a distressed company, for a consideration of $300,000. The technology associated with the patents is related to cell sorting to be performed via a device called NX One and could be applied in different fields including In Vitro Fertilization. The Patents would allow NewGenIvf to penetrate the IVF market in the United States by leasing the NX One to clinics that provide IVF treatments in the United States. The clinics would utilize the NX One to perform gender selection services and detect potential genetic diseases during the IVF process and charge a service fee from customers.

On October 6, 2025, NewGenProperty Limited (“NewGenProperty”), a wholly owned subsidiary of the Company, entered into a joint venture agreement with BNW to develop the Plot. Under the terms of the joint venture agreement, NewGenProperty shall hold 60% of the joint venture, and be responsible for funding 36% of the purchase price of the Plot to the Master Developer, while BNW shall be responsible for all the other cashflow and financing requirements of the project. In the event that BNW pays the balance of the Purchase Price of the Plot to the Master Developer, NewGenProperty shall reimburse BNW in accordance with the provisions of the joint venture agreement. NewGenProperty’s entitlement is an amount equivalent to 36% of the Gross Sales Revenue or Gross Sellable Area generated from the project, with deductions including (i) up to 10% of External and Internal Real Estate Agent and Brokerage Fees; (ii) 2% of Gross Sales Revenue for BNW’s Marketing Fees; and (iii) any amounts paid by the Developer towards the balance of the Purchase Price of the Plot on behalf of NewGenProperty.

On October 15, 2025, November 4, 2025 and January 22, 2026, the Company entered into three Convertible Promissory notes with Vanguish Funding Group, in amount to $257,000, 157,000 and $107,000 respectively and also November 12, 2025, the Company entered another Convertible Promissory notes with Labrys Fund II, L.P. Note, totaling to $250,000.

On November 3, 2025, the Company announced the execution of a non-binding term sheet regarding a proposed reverse merger (the “Proposed RTO”) with SAXA, Inc. (“SAXA”), an international holdings company focused on mining and processing operations. On November 5, 2025, the Company announced the signing of an service agreement with SAXA to act as the worldwide agent for the tokenization of an initial US$100 million tranche of SAXA’s gold-backed assets (“Tokenization Engagement”). The Tokenization Engagement was intended to be the first part of a two-part transaction culminating in the Proposed RTO. The Proposed RTO was subject to completion of due diligence, and negotiation of a definitive agreement, among other conditions. As the conditions set out in the term sheet, in particular, with respect to due diligence and execution of definitive agreements, had not been satisfied by SAXA by the later of: (i) the end of the 30-day period as set out in the term sheet; or (ii) the tentative timetable with completion by January 28, 2026 as set out in the term sheet, the Company will not be proceeding with the Proposed RTO, or the Tokenization Engagement. No material agreements have been entered into between SAXA and the Company, and the Company is not pursuing any transaction with SAXA.

On November 10, 2025, Board of Directors (the “Board”) has authorized a share repurchase program under which the Company may repurchase up to US$2 million of its outstanding Class A ordinary shares over the next 24 months (“Share Repurchase Program”). The Company plans to adopt and implement this Share Repurchase Program in accordance with applicable rules and requirements under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Company’s insider trading policy.

Mr. Yip Eng Jeremy Foo, a director of NewGenIvf Group Limited (the “Company”), has resigned from the Board of Directors of the Company, the Audit Committee of the Company, and the Compensation Committee of the Company due to personal reasons, effective April 4, 2025. Mr. Foo’s resignation did not result from any disagreement with the Board or the Company on any matter relating to the Company’s operations, policies or practices.

Ms. Florianna Ann Chi Wan Chan was appointed as a director of the Company, effective April 15, 2025, to fill the vacancy on the Audit Committee and the Compensation Committee created by Mr. Foo’s resignation. Ms Chan has over 20 years of experience in project management, real estate development, and luxury hospitality, and is a proven leader in driving growth and operational excellence. Since 2015, Ms. Chan has led Lab Concept Company Limited, a subsidiary of The Lane Crawford Joyce Group, where she successfully restructured operations, spearheaded rebranding, and digitized processes, achieving significant revenue growth. Previously, she held senior roles at VCC Company Limited, Eton Properties, and Crown Macau, excelling in real estate development, marketing, and VIP services. She holds a Bachelor of Hospitality Management from Central Queensland University in Australia and an Advanced Diploma from William Angliss Institute of TAFE. Fluent in Cantonese, Mandarin, and English, Ms. Chan brings a deep understanding of Asia Pacific markets and a strategic vision that will drive the Company’s continued growth and success.